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                                                                    EXHIBIT 10.3


                                AMENDMENT NO. 1
                       dated as of August 4, 1997 to the
                          LOAN AND SECURITY AGREEMENT



     This Amendment No. 1 (the "Amendment") to that certain Loan and Security Agreement (the "Loan Agreement") dated as of May 29, 1997 by and between Nitinol Medical Technologies, Inc., a Delaware corporation, and Image Technologies Corporation, a Delaware corporation, is made as of August 4, 1997. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Loan Agreement.

     WHEREAS, the parties hereto wish to amend the definition of Business Plan set forth in the Loan Agreement as set forth herein.

     NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties agree as follows:

     1.   Amendment to Article I.  The definition of Business Plan set forth in
          ----------------------
Article I of the Loan Agreement is hereby amended in its entirety to read as follows:

          "Business Plan" means the business plan of the Borrower previously delivered to the Lender, together with the letter from Lee Thompson to Tom Tully dated February 17, 1997 with attachments and the spreadsheet labelled "IMAGE F03".

     2.   Removal of Exhibit F.     Exhibit F under the Loan Agreement is hereby
          --------------------
deleted in its entirety and any and all references thereto in the Loan Agreement are hereby deleted.

     3.   Miscellaneous.
          -------------

          3.1  Governing Law.  This Amendment shall be governed by, and
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construed and enforced in accordance with, the laws of the Commonwealth of
Massachusetts.

          3.2  Successors and Assigns.  Except as otherwise provided herein, the
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provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

          3.3  Remaining Agreement.  Except as amended hereby, the Loan
               -------------------
Agreement shall remain in full force and effect in all respects.

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          3.4  Counterparts. This Amendment may be executed in any number of
               ------------
counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 to the Loan Agreement, as of the 4th day of August, 1997.


                    NITINOL MEDICAL TECHNOLOGIES, INC.



                    By:  /s/ Theodore I. Pincus
                         ------------------------------------
                         Theodore I. Pincus
                         Executive Vice President and
                           Chief Financial Officer

                    IMAGE TECHNOLOGIES CORPORATION



                    By:  /s/ James C. Torraco
                         ------------------------------------
                         James C. Torraco
                         President

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